Vanguard Ultra-Short Bond ETF
Summary Prospectus
 April 28, 2023
Exchange-traded fund shares that are not individually redeemable and are listed on Cboe BZX Exchange, Inc.
Vanguard Ultra-Short Bond ETF Shares (VUSB)
The Fund’s statutory Prospectus and Statement of Additional Information dated April 28, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/ETFs. You can also obtain this information at no cost by calling 866-499-8473 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide current income while maintaining limited price volatility.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Shareholder Fees
(Fees paid directly from your investment)

Transaction Fee on Purchases and Sales	None*
Transaction Fee on Reinvested Dividends	None*
*
None through Vanguard (Broker fees vary)
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Fund Operating Expenses	0.10%
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$10	$32	$56	$128
This example does not include the brokerage commissions that you may pay to buy and sell Shares of the Fund.

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests in a diversified portfolio of high-quality and, to a lesser extent, medium-quality fixed income securities. High-quality fixed income securities are investment-grade securities that are rated the equivalent of A3 or better by Moody‘s Investors Service, Inc. (Moody‘s) or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. Medium-quality fixed income securities are investment-grade securities that are rated the equivalent of Baa1, Baa2, or Baa3 by Moody‘s or another independent rating agency or, if unrated, are determined to be of comparable quality by the Fund’s advisor. The Fund is expected to maintain a dollar-weighted average maturity of 0 to 2 years. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities.

Principal Risks
The Fund is designed for investors with a low tolerance for risk, but you could still lose money by investing in it. The Fund is subject to the following risks, which could affect the Fund's performance, and the level of risk may vary based on market conditions:
• Income risk, which is the chance that the Fund's income will decline because of falling interest rates. Income risk is generally high for short-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Fund. The Fund would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income. Such prepayments and subsequent reinvestments would also increase the Fund’s portfolio turnover rate.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Derivatives risk. The Fund may invest in derivatives. In general, investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
Because the Fund is an exchange-traded fund (ETF) and the Fund's shares are traded on an exchange, the Fund is subject to additional risks:
• The Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc. and are bought and sold on the secondary market at market prices. Although it is expected that the market price of an ETF Share typically will approximate its net asset value (NAV), there may be times when the market price and the NAV differ significantly. Thus, you may pay more or less than NAV when you buy ETF Shares on the secondary market, and you may receive more or less than NAV when you sell those shares.
• Although the Fund’s ETF Shares are listed for trading on Cboe BZX Exchange, Inc., it is possible that an active trading market may not be maintained, which could increase the Fund’s risks as disclosed in this prospectus.
• Trading of the Fund’s ETF Shares may be halted by the activation of individual or marketwide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Fund’s ETF Shares may also be halted if (1) the shares are delisted from Cboe BZX Exchange, Inc. without first being listed on another exchange or (2) Cboe BZX Exchange, Inc. officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows the performance of the Fund's ETF Shares (based on NAV) in their first calendar year. The table shows how the average annual total returns of the ETF shares compare with those of the Fund’s target index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Ultra-Short Bond ETF Shares

	Total Return	Quarter
Highest	0.89%	December 31, 2022
Lowest	-1.02%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	Since Fund Inception	Fund Inception Date
Vanguard Ultra-Short Bond ETF			4/5/2021
Based on NAV
Return Before Taxes	-0.43%	-0.18%
Return After Taxes on Distributions	-1.06	-0.60
Return After Taxes on Distributions and Sale of Fund Shares	-0.25	-0.31
Based on Market Price
Return Before Taxes	-0.39	-0.12
Bloomberg U.S. Treasury Bellwethers: 1 Year Index (reflects no deduction for fees, expenses, or taxes)	-0.12%	-0.09%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	-13.01	-6.81
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Managers
Arvind Narayanan, CFA, Senior Portfolio Manager and Principal at Vanguard. He has co-managed the Fund since its inception in 2021.
Daniel Shaykevich, Senior Portfolio Manager and Principal at Vanguard. He has co-managed the Fund since its inception in 2021.
Purchase and Sale of Fund Shares
ETF Shares may only be bought and sold in the secondary market through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more (premium) or less (discount) than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units), typically in exchange for baskets of securities.
An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Shares (bid) and the lowest price a seller is willing to accept for ETF Shares (ask) when buying or selling shares in the secondary market (bid-ask spread). Recent information, including information on the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at vanguard.com.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. Additionally, the Fund may also make distributions that are treated as a return of capital. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Bellwethers:1Yr (“the Indices” or “Bloomberg Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Indices (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

Vanguard Ultra-Short Bond ETF is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to Vanguard Ultra-Short Bond ETF or any member of the public regarding the advisability of investing in securities generally or in Vanguard Ultra-Short Bond ETF particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Bellwethers:1Yr, which is determined, composed and calculated by BISL without regard to Vanguard or Vanguard Ultra-Short Bond ETF. Bloomberg has no obligation to take the needs of Vanguard or the owners of Vanguard Ultra-Short Bond ETF into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Bellwethers:1Yr. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Ultra-Short Bond ETF to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Vanguard Ultra-Short Bond ETF customers, in connection with the administration, marketing or trading of Vanguard Ultra-Short Bond ETF.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND BLOOMBERG U.S. TREASURY BELLWETHERS:1YR OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD ULTRA-SHORT BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND BLOOMBERG U.S. TREASURY BELLWETHERS:1YR OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND BLOOMBERG U.S. TREASURY BELLWETHERS:1YR OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH VANGUARD ULTRA-SHORT BOND ETF OR BLOOMBERG U.S. AGGREGATE BOND INDEX AND BLOOMBERG U.S. TREASURY BELLWETHERS:1YR OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Ultra-Short Bond ETF Shares—Fund Number 931
To request additional information about the Fund, please visit vanguard.com or contact us at 866-499-8473.
© 2023 The Vanguard Group, Inc. All rights reserved.
U.S. Patent No. 6,879,964
Vanguard Marketing Corporation, Distributor.
SP 931 042023